COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the “Agreement”) made this 27th day of July, 2007 (the “Effective Date”), by and among Jon S. Cummings, IV. an individual  with a principal address of 200 South Biscayne Boulevard, Suite 4450, Miami, FL 33131 (“Buyer”) and Belmont Partners, LLC (“Seller”), a shareholder owning common stock of DOL Resources, Inc., (the “Company”).

W I T N E S S E T H:

WHEREAS, the Seller owns 12,751,000 shares of the Company which represents a control block consisting of 50.01%) of the total of 25,500,000 shares of the outstanding capital stock of the Company (the “Stock”); and

WHEREAS, Buyer wishes to purchase the Stock from the Seller;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Buyer and Seller agree as follows:

1.

Agreement to Purchase and Sell.  Seller will sell to Buyer and Buyer agrees to purchase the Stock from Seller in exchange for:

a)

Two hundred thousand U.S. dollars ($200,000.00) (the “Purchase Price”), to be paid to Seller on or before 5:00 PM EST July 27, 2007 (the “Closing”), payable according to the terms and conditions set forth in Section 3(a) herein; and

b)

Five percent (5%) of the issued and outstanding common stock of the Company according to the terms and conditions set forth in Section 3(b) herein.

2.

Closing. On or before the Closing the Parties shall perform, in order:

a)

Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

b)

Seller shall deliver a fully executed copy of this Agreement to Buyer;

c)

The Escrowed Funds (defined in Section 3(a) herein) shall be released to Seller;

d)

Seller shall cause the board of directors of the company to execute a resolution approving the terms of this Agreement and whereby all current Director’s resign and

Omega Capital Funding, Inc./DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

Buyer is appointed as a Director of the Company (the “Appointment”);

e)

Buyer shall deliver to Seller a resolution of the Board of Directors of the Company to effectuate performance of Sections 1(b) and 3(b) of this Agreement;

f)

Seller shall deliver to Buyer:

(i)

stock certificate(s) evidencing the Stock;

(ii)

the Appointment;

(iii)

to the extent reasonable available to Seller, true and correct copies of all of the Company’s business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

3.

Payment Terms.

a)

Buyer has previously placed a deposit of seventy five thousand U.S. dollars ($75,000.00) into an escrow account with Tri-State Title and Escrow (the “Escrow Agent”) on behalf of the Seller (the “Deposit”).  The balance of the Purchase Price (the “Balance”) shall be deposited into the escrow account on behalf of the Seller on or before the Closing (the Deposit and the Balance collectively the “Escrowed Funds”).  The Escrowed Funds shall be released according to Section 2(c) herein. Escrow Account wire transfer instructions are as follows:

Bank Name: Cardinal Bank

8270 Greensboro Dr., Suite 100

McLean, VA  22102

Account Name: Tri-State Title & Escrow, LLC

Account Number: 5060024931

Routing Number: 056008849

b)

Buyer shall cause the Company to issue to Seller immediately upon Closing, a number of fully paid, non-assessable shares of the Company’s common stock which shall be equal to five percent (5%) of the post merger capital stock of the Company (the “Position”).  The Position shall be based on the capital table showing the Company’s capital structure post Merger, post reverse split (if any) and post initial financing.  The Position shall have piggyback registration rights and in the event that the Company is not current in its filings in one year from the date of the execution of this Agreement, the Seller shall also have demand registration rights on such shares at such time.

c)

In the event that the Closing is not effectuated, all funds held in escrow, including the Deposit, shall be returned to the Buyer, and neither Seller nor Buyer shall have any further recourse.

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

4.

Representations and Warranties of Seller.   Seller hereby represents and warrants to Buyer, for a period of twelve (12) months as measured from the Effective Date, that the statements in the following paragraphs of this Section 4 are all true and complete as of the Effective Date:

a)

Title to Stock.  Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Stock under applicable securities laws).

b)

Liabilities of the Company. The Company has no liabilities likely to have a Material Adverse Effect on the business or financial condition of the Company.  For purposes of this Agreement, Material Adverse Effect shall mean any liability of the Company as of the Effective Date which would require a payment by the Company in excess of ten thousand dollars ($10,000.00) in the aggregate.  Notwithstanding the above, the Seller acknowledges that prior to closing, it shall provide proof that the liabilities of approximately $23,129 set forth in the Company’s amended March 31, 2007 10QSB shall be released at Closing.

c)

Full Power and Authority. Seller represents that he has full power and authority to enter into this Agreement.

5.

Representations and Warranties of Buyer.

Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 5 are all true and complete as of the date hereof:

a)

Exempt Transaction.

Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

b)

Full Power and Authority.  Buyer represents that he has full power and authority to enter into this Agreement.

c)

Stock.  The Stock to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

d)

 Information Concerning the Company.  Buyer has conducted his own due diligence with respect to the Company and its liabilities and believes he has enough information upon which to base an investment decision in the Stock.  Buyer acknowledges that Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement.  Buyer is taking the Company “as is” and acknowledges and assumes all liabilities of the Company.

e)

Investment Experience.  The Buyer understands that purchase of the Stock involves substantial risk.  The Buyer: (i) has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Stock; and (ii) has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

f)

No Oral Representations.

No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives or affiliates in purchasing the Stock.

g)

Restricted Securities.

Buyer understands that the Stock is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

h)

Opinion Necessary.

Buyer acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  Buyer acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

i)

Shareholder Value.  Buyer represents that Buyer intends to implement a business plan designed to return value to the shareholders of the Company.

6.

Covenant Not to Sue; Indemnification.

a)

In consideration of this Agreement and the consideration to Buyer granted herein, Buyer covenants and agrees, for himself and for his agents, employees, legal representatives, heirs, executors or assigns (the “Buyer Covenantors”), to refrain from making, directly or indirectly, any claim or demand, or to commence, facilitate

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

commencement or cause to be prosecuted any action in law or equity against Seller, its members, officers, directors, agents, employees, attorneys, accountants, consultants subsidiaries, successors, affiliates and assigns (collectively the “Seller Covenantees”), on account of any damages, real or imagined, known or unknown, which Buyer Covenantors ever had, has or which may hereafter arise with respect to any and all disputes, differences, controversies or claims arising out of or relating to this Agreement and the transactions contemplated hereby, including but not limited to any question regarding the existence, content, validity or termination of this Agreement. The terms and conditions of this Section 6(a) shall be a complete defense to any action or proceeding that may be brought or instituted by Buyer Covenantors against the Seller Covenantees, and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement by Buyer Covenantors against the Seller Covenantees.

b)      Indemnification.   Buyer shall indemnify and hold harmless the Seller Covenantees from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”).   Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Buyer’s  obligation to reimburse any of Seller Covenantees for such Losses and the possibility that such payments might later be held to have been improper.

c)

Seller shall indemnify and hold harmless the Buyer Covenantees from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, arising out of: (i) Seller’s breach of Section 4 herein; and (ii) enforcement of this Agreement (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”).   Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of Seller’s breach of Section 4 herein or enforcement of this Agreement notwithstanding the absence of a final determination as to a Sellers’  obligation to reimburse any of Buyer Covenantees for such Losses and the possibility that such payments might later be held to have been improper.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.  Notwithstanding the above, the amount of such indemnification shall be limited to $87,500 regardless of the actual damages incurred.

7.

Governing Law; Jurisdiction.

  Subject to the terms and conditions of Section 6 herein,

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the Commonwealth of Virginia.  Buyer and Seller hereby irrevocably and unconditionally submit for themselves and their property, to the nonexclusive jurisdiction of Federal and State courts of the State of Virginia and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such Virginia State, or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to above.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).  Each party hereto:

a)

certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and

b)

acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.

8.

Merger and Exchange of Stock.  Buyer shall, as soon as practicable, and in no case later than twenty (20) days from the Closing, effect a merger (the “Merger”) between the Company and a target corporation (the “Sub”).  The Company shall be the surviving corporation of the Merger, and shall continue unimpaired by the Merger.  Upon Merger, the Company shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of the Sub.

9.

Termination.  Buyer may not, except for a material breach or failure of a condition or requirement, terminate this Agreement.

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

10.

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

11.

Counterparts.

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

12.

Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

13.

Costs, Expenses.  Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

14.

Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this Agreement, by law, or otherwise afforded the Parties shall be cumulative and not alternative.

15.

Severability.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

16.

Entire Agreement.

This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

17.

Further Assurances.   From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

18.

Term, Survival.  This Agreement is effective from the Effective Date hereof, and shall remain in effect until all the rights and obligations of the parties hereto have been fully performed, however Sections 6(a), 6(b) and 7 shall survive this Agreement.

19.

Notices.  All notices or other communications required or permitted by this Agreement

Omega Capital/DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____

shall be in writing and shall be deemed to have been duly received:

a)

if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b)

if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and

c)

if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 19.

20.

10QSB.  Within ten (10) days of closing, Seller agrees to provide the Buyer with June 30, 2007 financial statements for the Company in a format consistent with the March 30, 2007 financial statements so that the Buyer can file the Company’s June 30, 2007 10QSB in a timely manner. $10,000 of the purchase price set forth above will remain in escrow until the financial statements are provided within the ten (10) days time period.  In the event that the financials are not provided within ten (10) days of closing, the $10,000 shall be released to the Buyers.

[BALANCE OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SELLER

BUYER

BELMONT PARTNERS, LLC

/s/ Joseph Meuse

 /s/ Jon S. Cummings, IV

______________________

________________________

By:  Joseph Meuse

By: Jon S. Cummings, IV

Omega Capital Funding, Inc./DLRI/Stock Purchase Agreement

Buyer: ____

Seller: ____